UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009 (April 15, 2009)

SOUTHERN COPPER CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028
(Address and zip code of principal executive offices)

(602) 494-5328
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

Mexico City, April 15, 2009 - Grupo México, S.A.B. de C.V., or GMéxico, our parent company, announced that on April 14, 2009, the Mexican Federal Labor Court issued a resolution approving the termination by its subsidiary, Mexicana de Cananea S.A. de C.V., of its labor relationships with individual and unionized employees, as well as the termination of its Collective Bargaining Agreement with its employees and with the National Mining and Metal Workers Union.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Armando Ortega Gómez
Name: Armando Ortega Gómez
Title: Vice President, Legal General Counsel, and Secretary

Date:  April 15, 2009

INDEX TO EXHIBITS

Exhibits

8.1	Press release of Grupo México, S.A.B. de C.V. dated as of April 15, 2009